                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 15, 1999


                      AMERICAN INDUSTRIAL PROPERTIES REIT
             (Exact Name of Registrant as Specified in its Charter)


            TEXAS                        1-9016                75-6335572
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


       6210 NORTH BELTLINE ROAD, SUITE 170, IRVING, TEXAS       75063
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


       Registrant's telephone number, including area code: (972) 756-6000

The undersigned Registrant hereby amends its Current Report on Form 8-K dated January 15, 1999, which was filed with the Securities and Exchange Commission on January 29, 1999, to include the financial statements for the Northern California & Colorado Portfolio required by Item 7 (a) and the pro forma financial information required by Item 7 (b).


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

     (b) Pro Forma Financial Information: See Index to Financial Statements and Pro Forma Financial Information appearing on page F-1 of this Form 8-K/A.

     (c) Exhibits
         The following exhibits are filed with this report:

         Exhibit
         Number            Description
         10.1              Agreement of Purchase and Sale, dated as of November
                           12, 1998, by and between Lincoln-Whitehall Realty,
                           L.L.C., Lincoln-Whitehall Pacific, L.L.C., WHLNF
                           Real Estate Limited Partnership, WHSUM Real Estate
                           Limited Partnership (collectively, the "Sellers")
                           and the Trust.

         10.2              Amendment to Agreement of Purchase and Sale, dated
                           November 23, 1998, by and among the Sellers and the Trust.

         10.3 Second Amendment to Agreement of Purchase and Sale, dated December 11, 1998, by and among the Sellers and the Trust.

         10.4 Amended and Restated Second Amendment to Agreement of Purchase and Sale dated December 11, 1998, by and among the Sellers and the Trust.

         10.5 Third Amendment to Agreement of Purchase and Sale, dated as of December 22, 1998, by and among the Sellers and the Trust.

         10.6 Fourth Amendment to Agreement of Purchase and Sale, dated as of January 7, 1999, by and among the Sellers and the Trust.

         10.7 Fifth Amendment to Agreement of Purchase and Sale, dated as of January 11, 1999, by and among the Sellers and the Trust.

         10.8 Sixth Amendment to Agreement of Purchase and Sale, dated as of January 13, 1999, by and among the Sellers and the Trust.

         23.1              Consent of Ernst & Young LLP

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION


FINANCIAL STATEMENTS
     NORTHERN CALIFORNIA & COLORADO PORTFOLIO
         Report of Independent Auditors...................................................................   F-2
         Combined Historical Summary of Gross Income and Direct Operating
         Expenses for the year ended December 31, 1998....................................................   F-3
         Notes to Combined Historical Summary of Gross Income and Direct
         Operating Expenses...............................................................................   F-4

PRO FORMA FINANCIAL INFORMATION...........................................................................   F-6
         Pro forma condensed consolidated balance sheet as of December 31, 1998...........................   F-8
         Pro forma condensed consolidated statement of operations for the year
         Ended December 31, 1998..........................................................................   F-9


                    Northern California & Colorado Portfolio

                         Combined Historical Summary of
                   Gross Income and Direct Operating Expenses

                      For the Year ended December 31, 1998


                                    CONTENTS

Report of Independent Auditors..............................................  F-2

Financial Statements

Combined Historical Summary of Gross Income
   and Direct Operating Expenses............................................  F-3

Notes to Combined Historical Summary of Gross Income and
   Direct Operating Expenses................................................  F-4

                         Report of Independent Auditors

Board of Trust Managers
American Industrial Properties REIT

We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses (the Combined Historical Summary) of the Northern California & Colorado Portfolio (the Properties), as described in Note 1 for the year ended December 31, 1998. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on this Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, as amended, of American Industrial Properties REIT, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of the properties.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Northern California & Colorado Portfolio, as described in Note 1, for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                /s/ ERNST & YOUNG LLP


March 18, 1999

                    Northern California & Colorado Portfolio

                         Combined Historical Summary of
                  Gross Income and Direct Operating Expenses

                          Year ended December 31, 1998


GROSS INCOME
  Rental                                 $12,409,182
  Reimbursements                           2,068,288
  Other                                       85,514
                                         -----------
Total Gross Income                        14,562,984

DIRECT OPERATING EXPENSES
  Real estate taxes                        1,431,025
  Repairs and maintenance                    875,910
  Management fees                            402,811
  Utilities                                  386,227
  Insurance                                  128,514
  Other property operating                   309,177
                                         -----------
Total Direct Operating Expenses            3,533,664

EXCESS OF GROSS INCOME OVER DIRECT
OPERATING EXPENSES                       $11,029,320
                                         ===========

See accompanying notes.

                    Northern California & Colorado Portfolio

                         Combined Historical Summary of
                   Gross Income and Direct Operating Expenses

                          Year ended December 31, 1998

1.   ORGANIZATION AND BASIS OF PRESENTATION

The Northern California & Colorado Portfolio (the Properties) includes three separate office and six separate industrial flex properties located in the San Francisco, California, and Denver, Colorado, Metropolitan areas. The Properties, which are under common management and control, have been summarized as follows:

        Property                    Location              Type       Square Feet
        --------                    --------              ----       -----------
Centre Point Office Park        Walnut Creek, CA     Office            197,424

Baytech Park                    San Jose, CA         Industrial flex   188,825

Bridgeway Technology Center     Newark, CA           Industrial flex   169,998

310 Interlocken Parkway         Broomfield, CO       Office            121,970

Junction II Business Park       San Jose, CA         Industrial flex    77,374

485 Clyde                       Mountview, CA        Industrial flex    61,600

107 Woodmere                    Folsom, CA           Office             57,496

Stewart Plaza                   Sunnyvale, CA        Industrial flex    47,054

3100 Alfred                     Santa Clara, CA      Industrial flex    33,824


The Properties have a weighted average occupancy of 98.6%. On January 15, 1999, the Properties were sold to American Industrial Properties REIT, a publicly traded real estate investment trust.

The accompanying Combined Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K, as amended, of American Industrial Properties REIT. The Combined Historical Summary is not intended to be a complete presentation of income and expenses of the Properties for the year ended December 31, 1998, as certain costs such as depreciation, amortization, interest and other debt service costs, and asset management fees have been excluded. These costs are not considered to be direct operating expenses.

                    Northern California & Colorado Portfolio

                         Combined Historical Summary of
             Gross Income and Direct Operating Expenses (continued)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Combined Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Combined Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Minimum rents are recognized on the straight-line basis; as such, the rental revenues for the leases which contain rent abatements and contractual increases are recognized on a straight-line basis over the initial term of the related lease. Property operating cost recoveries from tenants of common area maintenance, real estate taxes and other recoverable costs, are recognized in the period when the recoveries are billable.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

3.   TRANSACTIONS WITH AFFILIATES

An affiliate of the owner of the Properties receives management fees related to the Properties. The management fee is 3% to 4% of gross annual cash receipts. In addition, a reimbursement for salaries is paid to the affiliate when dedicated on-site personnel are utilized at the Properties. Salary reimbursements for the year ended December 31, 1998 were $106,437.

4.   OPERATING LEASES

The Properties' minimum future rentals are as follows:

                             1999                     $13,742,721
                             2000                      13,566,867
                             2001                      11,141,809
                             2002                       7,749,971
                             2003                       6,172,754
                             Thereafter                 6,705,507
                                                      -----------
                                                      $59,079,629
                                                      ===========

                       AMERICAN INDUSTRIAL PROPERTIES REIT

                         PRO FORMA FINANCIAL INFORMATION
             (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE AMOUNTS)

     The following Pro Forma Condensed Consolidated Balance Sheet of the American Industrial Properties REIT (the "Trust") as of December 31, 1998 has been prepared as if the purchase of the Northern California & Colorado Portfolio had occurred as of December 31, 1998. The Northern California & Colorado Portfolio is defined as a portfolio of nine affiliated properties consisting of 955,568 square feet of office and industrial flex space.

     The properties in the Northern California & Colorado Portfolio are as follows:

PROPERTY                               LOCATION             TOTAL SQUARE FEET
--------                        ------------------------    -----------------
Centre Point Office Park        Walnut Creek, California        197,424
Baytech Park                    San Jose, California            188,825
Bridgeway Technology Center     Newark, California              169,998
310 Interlocken Parkway         Broomfield, Colorado            121,970
Junction II Business Park       San Jose, California             77,374
485 Clyde                       Mountview, California            61,600
107 Woodmere                    Folsom, California               57,496
Stewart Plaza                   Sunnyvale, California            47,057
3100 Alfred                     Santa Clara, California          33,824

     The following Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1998 has been prepared as if each of the following transactions had occurred as of January 1, 1998: (i) (a) the acquisition of North Austin; (b) the acquisition, through AIP Operating, L.P., a limited partnership in which the Trust has a 99% controlling ownership interest, of Spring Valley #6; and (c) the acquisition of the Spieker Portfolio, all of which are defined and described in Amendment No. 1 to the Current Report on Form 8-K/A of the Trust dated April 30, 1998 and filed with the SEC on July 13, 1998 (the "April 30, 1998 Form 8-K/A"), which is incorporated herein by reference; (ii) the acquisition of Norfolk Commerce Park ("Norfolk"), a 323,731 square foot light industrial project consisting of three buildings in Norfolk, Virginia; (iii) the acquisition of a portfolio consisting of five affiliated industrial properties (the "A&A Portfolio"); (iv) the acquisition of four unrelated properties (the "Other Recent Acquisitions"); (v) the acquisition, through DDR/Tech 29 Limited Partnership, a limited partnership in which the Trust has a controlling ownership interest, of Tech 29 ("Tech 29"), a 290,991 square foot light industrial project consisting of three buildings in Silver Spring, Maryland; (vi) the acquisition of five properties through the merger of the Trust and a subsidiary of Developers Diversified Realty Corporation ("DDR"), a real estate investment trust which owns approximately 45% of the Common Shares of the Trust, and the concurrent issuance to DDR of 1,278,471 Common Shares at $15.50 per share; (vii) the purchase of the Northern

California & Colorado Portfolio (i through vii, collectively, the "Recent Transactions"); and (viii) the sale to DDR of 2,815,192 Common Shares at $15.50 per share and concurrent repayment of loans made by DDR in favor of the Trust (the "DDR Debt Conversion").

     The Pro Forma Condensed Balance Sheet as of December 31, 1998 and the Pro Forma Condensed Consolidated Statement of Operations of the Trust for the year ended December 31, 1998 exclude any effect of the option of the Trust to require DDR to purchase additional shares with a total purchase price not to exceed $200 million to fund property acquisitions, as no further probable acquisitions have been identified by the Trust.

     The Pro Forma Financial Information of the Trust has been prepared using the purchase method of accounting for the acquisition of the Recent Transactions and other property acquisitions, whereby the assets and liabilities of the properties were adjusted to estimated fair value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

     Such Pro Forma Financial Information is based in part upon (i) the Consolidated Financial Statements of the Trust for the year ended December 31, 1998 included in the Trust's Annual Report on Form 10-K for the year ended December 31, 1998; (ii) the Combined Statement of Revenue and Certain Expenses of Developers Diversified Realty Corporation Properties for the six months ended June 30, 1998 filed with the SEC with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated July 30, 1998; (iii) the Combined Statement of Revenue and Certain Expenses of the Norfolk Commerce Park Properties for the six months ended June 30, 1998 filed with the SEC with the Trust's Current Report on Form 8-K, dated July 30, 1998; (v) the combined statement of revenue and certain expenses of The A&A Virginia Properties for the nine months ended September 30, 1998 filed with the SEC with Amendment No. 1 to the Trust's Current Report on Form 8-K, dated October 14, 1998; (vi) the Combined Historical Summary of Gross Income and Direct Operating Expenses of the Northern California & Colorado Portfolio, included elsewhere herein, and (vii) the Pro Forma Financial Information presented in the April 30, 1998 Form 8-K/A.

     The Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Trust that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Trust's management, all material adjustments necessary to reflect the effect of these transactions have been made.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 1998
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS

                                          Trust             Recent           Pro
                                        Historical  (A)  Transactions (B)   Forma
                                        ----------       ------------     ---------
Real estate, net                        $ 471,683        $   127,300      $ 598,983
Cash - unrestricted                         6,145                 --          6,145
Cash - restricted                           5,422                 --          5,422
Other assets, net                          17,080                 --         17,080
                                        ---------        -----------      ---------

                                        $ 500,330        $   127,300      $ 627,630
                                        =========        ===========      =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                  $ 252,481        $    75,500      $ 327,981
Related party notes payable                14,058                 --         14,058
Accrued interest payable                    1,477                 --          1,477
Accounts payable, accrued
   expenses and other                      17,651                 --         17,651
Tenant security deposits                    2,138                 --          2,138
                                        ---------        -----------      ---------
                                          287,805             75,500        363,305

Minority interests                          6,946                 --          6,946

Shareholders' equity:
   Shares of beneficial interest
      ($0.10 par value)                     1,721                341          2,062
   Additional paid-in capital             330,031             51,459        381,490
   Less Shares in treasury, at cost        (2,226)                --         (2,226)
   Accumulated distributions              (68,756)                --        (68,756)
   Accumulated loss from operations
      and extraordinary gains (losses)    (58,502)                --        (58,502)
   Accumulated net realized gain on
      sales of real estate                  3,311                 --          3,311
                                        ---------        -----------      ---------

                                          205,579             51,800        257,379
                                        ---------        -----------      ---------
                                        $ 500,330        $   127,300      $ 627,630
                                        =========        ===========      =========

(A) Represents the historical financial position of the Trust as of December 31, 1998.

(B) Represents adjustments for the acquisition of the Northern California & Colorado Portfolio, $75,500 of which was financed with borrowings on the Trust's acquisition line of credit (the "Credit Facility"), which bears interest at the 30 day LIBOR rate plus 1.75% and which matures in July 1999 and $51,800 which was financed with the proceeds of the sale of 3,410,615 Common Shares to DDR.

                       AMERICAN INDUSTRIAL PROPERTIES REIT
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                          Trust             Recent           DDR Debt        Pro Forma
                                        Historical  (A)  Transactions  (B)  Conversion  (C)    Total
                                        ----------       ------------       ----------       ---------
INCOME
Rents and tenant reimbursements         $   48,357       $     33,016               --       $  81,373
Interest and other income                      705                120               --             825
                                        ----------       ------------       ----------       ---------

                                            49,062             33,136               --          82,198
                                        ----------       ------------       ----------       ---------

EXPENSES
Property operating expenses                 16,046              8,147               --          24,193
Depreciation and amortization                8,383              5,460  (D)          --          13,843
Interest expense                            15,139             13,846  (E)      (3,889)  (F)    25,096
General and administrative                   3,729                213               --           3,942
                                        ----------       ------------       ----------       ---------

Total expenses                              43,297             27,666           (3,889)         67,074
                                        ----------       ------------       ----------       ---------

Income (loss) from operations before
     minority interest                       5,765              5,470            3,889          15,124

Minority interest                               28                 --               --              28
                                        ----------       ------------       ----------       ---------

Income (loss) from operations           $    5,793       $      5,470            3,889       $  15,152
                                        ==========       ============       ==========       =========


Income from operations per share:
       Basic and diluted                $     0.46                                           $    0.73
                                        ==========                                           =========
Weighted average number of
  Common Shares outstanding - basic         12,252              5,951            2,499          20,702
                                        ==========       ============       ==========       =========

(A) Represents the historical results of operations of the Trust for the year ended December 31, 1998.

(B) Represents adjustments for the Recent Transactions which are derived from the historical operating results of the respective properties, except for depreciation and interest, which are based on the Trust's investment in the acquisitions and method of financing the acquisitions.

(C) Represents adjustments for the DDR Debt Conversion. Since the intent of the pro forma condensed statement of operations is to reflect the expected continuing impact of the DDR Debt Conversion, the one-time adjustment for payments to management under the Change in Control Agreements has been excluded. Upon consummation of the DDR Debt Conversion, this expense was recognized on the Trust's statements of operations.

(D) Represents adjustment for depreciation which is calculated based on the allocation of the purchase price, with buildings depreciated using the straight-line method over a 40-year period.

(E) Represents adjustments for interest expense related to mortgages assumed and borrowings under the Trust's Credit Facility and the unsecured loans from DDR in connection with the Recent Transactions, The assumed mortgages bear interest at fixed rates ranging from 7.28% to 8.13%, the Credit Facility bears interest at a floating rate of the average 30-day LIBOR rate plus 1.75%, (7.38% at December 31, 1998) and the unsecured loans from DDR bears interest at a fixed rate of 10.25%.

(F) Represents adjustments for the reduction in interest expense from the repayment of unsecured loans from DDR with proceeds received from the sale of 2,815,192 Common Shares to DDR for net proceeds of $42,742.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INDUSTRIAL PROPERTIES REIT

                                           By: /s/ CHARLES W. WOLCOTT
                                       -----------------------------------
                                                Charles W. Wolcott
                                           President and Chief Executive
                                                     Officer
March 30, 1999

                                   EXHIBIT LIST

         Exhibit
         Number            Description
         -------           -----------
         *10.1             Agreement of Purchase and Sale, dated as of November 12, 1998, by and between Lincoln-Whitehall Realty,
                           L.L.C., Lincoln-Whitehall Pacific, L.L.C., WHLNF Real Estate Limited Partnership, WHSUM Real Estate
                           Limited Partnership (collectively, the "Sellers") and the Trust.

         *10.2             Amendment to Agreement of Purchase and Sale, dated November 23, 1998, by and among the Sellers and the
                           Trust.

         *10.3             Second Amendment to Agreement of Purchase and Sale, dated December 11, 1998, by and among the Sellers and the Trust.

         *10.4             Amended and Restated Second Amendment to Agreement of Purchase and Sale dated December 11, 1998, by and among the Sellers and the Trust.

         *10.5             Third Amendment to Agreement of Purchase and Sale, dated as of December 22, 1998, by and among the
                           Sellers and the Trust.

         *10.6             Fourth Amendment to Agreement of Purchase and Sale, dated as of January 7, 1999, by and among the
                           Sellers and the Trust.

         *10.7             Fifth Amendment to Agreement of Purchase and Sale, dated as of January 11, 1999, by and among the
                           Sellers and the Trust.

         *10.8             Sixth Amendment to Agreement of Purchase and Sale, dated as of January 13, 1999, by and among the
                           Sellers and the Trust.

         *23.1             Consent of Ernst & Young LLP

         ---------------------
         *Filed herewith